UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 17, 2019

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company
Sempra Energy	[ ]
Southern California Gas Company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	[ ]
Southern California Gas Company	[ ]

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy:
Sempra Energy Common Stock, without par value	SRE	NYSE

Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A,	SRE.PRA	NYSE
$100 liquidation preference

Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B,	SRE.PRB	NYSE
$100 liquidation preference

Southern California Gas Company:
None

FORM 8-K
Item 8.01 Other Events.

In January 2016, the California Department of Conservation’s Division of Oil, Gas, and Geothermal Resources (the “DOGGR”) and the California Public Utilities Commission (the “CPUC”) selected Blade Energy Partners ("Blade") to conduct, at their direction, an independent analysis of the root causes of the natural gas leak at one of Southern California Gas Company’s (“SoCalGas”) gas storage wells, SS-25, at its Aliso Canyon natural gas storage facility (the “Leak”), to be funded by SoCalGas.  On May 17, 2019, the CPUC and DOGGR published Blade’s main report titled “Root Cause Analysis of the Uncontrolled Hydrocarbon Release from Aliso Canyon SS-25,” and a video released with that report (“Main Report”) regarding its analysis, in which Blade draws conclusions as to the direct and root causes of the Leak, and as to its duration.  The Main Report cites to and relies on 28 supplementary reports. Those 28 supplementary reports have not yet been published.

The Main Report concludes that the Leak occurred on the morning of October 23, 2015, beginning with an axial rupture of the production casing of the well caused by external microbial corrosion as a result of contact with groundwater, followed within hours by the complete separation of the casing.  Blade asserts that attempts to stop the Leak were unsuccessful due to insufficient kill fluid density and pump rates.

Blade’s Main Report assesses whether SoCalGas complied with gas storage regulations in existence at the time of the Leak. Blade did not identify any instances of non-compliance by SoCalGas. Blade concludes that SoCalGas’ compliance activities conducted prior to the Leak did not find indications of a casing integrity issue. In Blade’s opinion, however, there were measures, none of which were required by gas storage regulations at the time, that could have been taken to aid in the early identification of corrosion and that, in their opinion, would have prevented or mitigated the Leak. Those measures include the following: risk assessment for well integrity management, failure analyses of any previous casing leaks, dual mechanical barrier in the well, policy or regulations requiring production casing wall thickness inspections, well-specific well control plan, understanding of the presence of groundwater, corrosion protection practices and a well surveillance system.  Blade also opines that based on its own modeling its best estimate was that 6.6 billion cubic feet (“BCF”) of natural gas leaked during the incident.

Blade’s Main Report further concludes that SoCalGas’ current well integrity practices and DOGGR regulations implemented after the Leak address most if not all of the root causes identified.

At this time, Blade’s Main Report does not have an adverse impact on SoCalGas’ assessment of the probability of insurance recovery regarding this incident.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
We make statements in this report that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions with respect to the future, involve risks and uncertainties, and are not guarantees of performance. These forward-looking statements represent our estimates and assumptions only as of the filing date of this report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.
In this report, when we use words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “assumes,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “target,” “pursue,” “outlook,” “maintain,” or similar expressions, or when we discuss our guidance, strategy, plans, goals, vision, mission, opportunities, projections, initiatives, objectives or intentions, we are making forward-looking statements.
Factors, among others, that could cause our actual results and future actions to differ materially from those described in any forward-looking statements include risks and uncertainties relating to the greater degree and prevalence of wildfires in California in recent years and the risk that we may be found liable for damages regardless of fault, such as where inverse condemnation applies, and risk that we may not be able to recover any such costs in rates from customers in California; actions and the timing of actions, including decisions, new regulations and issuances of authorizations by the California Public Utilities Commission, U.S. Department of Energy, California Department of Conservation’s Division of Oil, Gas, and Geothermal Resources, Los Angeles County Department of Public Health, U.S. Environmental Protection Agency, Federal Energy Regulatory Commission, Pipeline and Hazardous Materials Safety Administration, Public Utility Commission of Texas, states, cities and counties, and other regulatory and governmental bodies in the U.S. and other countries in which we operate; the success of business development efforts, construction projects, major acquisitions, divestitures and internal structural changes, including risks in (i) obtaining or maintaining authorizations; (ii) completing construction projects on schedule and budget; (iii) obtaining the consent of partners; (iv) counterparties’ ability to fulfill contractual commitments; (v) winning competitively bid infrastructure projects; (vi) disruption caused by the announcement of contemplated acquisitions and/or divestitures or internal structural changes; (vii) the ability to complete contemplated acquisitions and/or divestitures; and (viii) the ability to realize anticipated benefits from any of these efforts once completed; the resolution of civil and criminal litigation and regulatory investigations and proceedings; actions by credit rating agencies to downgrade our credit ratings or those of our subsidiaries or to place those ratings on negative outlook and our ability to borrow at favorable interest rates; deviations from regulatory precedent or practice that result in a reallocation of benefits or burdens among shareholders and ratepayers; denial of approvals of proposed settlements; delays in, or denial of, regulatory agency authorizations to recover costs in rates from customers or regulatory agency approval for projects required to enhance safety and reliability; and moves to reduce or eliminate reliance on natural gas; the availability of electric power and natural gas and natural gas storage capacity, including disruptions caused by failures in the transmission grid, limitations on the withdrawal or injection of natural gas from or into storage facilities, and equipment failures; risks posed by actions of third parties who control the operations of our investments; weather conditions, natural disasters, accidents, equipment failures, computer system outages, explosions, terrorist attacks and other events that disrupt our operations, damage our facilities and systems, cause the release of harmful materials, cause fires and subject us to third-party liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance (including costs in excess of applicable policy limits), may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of affordable insurance; cybersecurity threats to the energy grid, storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers and employees; actions of activist shareholders, which could impact the market price of our securities and disrupt our operations as a result of, among other things, requiring significant time by management and our board of directors; changes in capital markets, energy markets and economic conditions, including the availability of credit; and volatility in currency exchange, interest and inflation rates and commodity prices and our ability to effectively hedge the risk of such volatility; the impact of federal or state tax reform and our ability to mitigate adverse impacts; changes in foreign and domestic trade policies and laws, including border tariffs and revisions to or replacement of international trade agreements, such as the North American Free Trade Agreement or the United States-Mexico-Canada Agreement (subject to congressional approval), that may increase our costs or impair our ability to resolve trade disputes; expropriation of assets by foreign governments and title and other property disputes; the impact at San Diego Gas & Electric Company on competitive customer rates and reliability of electric transmission and distribution systems due to the growth in distributed and local power generation and from possible departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation or other forms of distributed and local power generation and the potential risk of nonrecovery for stranded assets and contractual obligations; Oncor Electric Delivery Company LLC’s (Oncor) ability to eliminate or reduce its quarterly dividends due to regulatory capital requirements and other regulatory and governance commitments, including the determination by a majority of Oncor’s independent directors or a minority member director to retain such amounts to meet future requirements; and other uncertainties, some of which may be difficult to predict and are beyond our control.
We caution you not to rely unduly on any forward-looking statements. You should review and consider carefully the risks, uncertainties and other factors that affect our business as described herein and in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other reports that we file with the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: May 20, 2019	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: May 20, 2019	By: /s/ Bruce A. Folkmann
Bruce A. Folkmann Vice President, Controller, Chief Financial Officer and Chief Accounting Officer